Exhibit 10.8

Execution Version

SECOND AMENDMENT AND CONSENT, dated as of April 13, 2016 (this “Amendment”), to the ABL Credit Agreement dated as of March 13, 2015 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among STARDUST FINANCE HOLDINGS, INC. (the “Initial Borrower”), the additional revolving borrowers party thereto (the “Additional Revolving Borrowers”, and together with the Initial Borrower, the “Borrowers”, and each, a “Borrower”), LSF9 CONCRETE LTD (“Holdings”), LSF9 CONCRETE HOLDINGS LTD (“Mid-Holdings”), the lenders party thereto from time to time and BANK OF AMERICA, N.A., as successor by assignment to Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”), and BANK OF AMERICA, N.A., as collateral agent (in such capacity, together with its successors and assigns, the “Collateral Agent”).

A. The Borrowers have requested that the Lenders increase (the “Commitment Increase”) the Multicurrency Tranche Revolving Credit Commitments to the Borrowers under the Credit Agreement from an aggregate principal amount of $250.0 million to an aggregate principal amount of $285.0 million.

B. The Lenders party hereto are willing to so increase the Multicurrency Tranche Revolving Credit Commitments to the Borrowers on the Amendment Effective Date (as defined below) on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement.

(a) Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by adding each of the following definitions in the appropriate alphabetical order:

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.1

“Second Amendment Effective Date”: April 13, 2016.

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) Section 1.1 (Defined Terms) of the Credit Agreement is hereby further amended by replacing the definition of “Availability” in its entirety with the following:

“Availability”: at any time, the least of (i) the Borrowing Base at such time, (ii) the Total Revolving Credit Commitments at such time and (iii) the Maximum ABL Amount (as defined in the ABL Intercreditor Agreement) at such time.

(c) Section 1.1 (Defined Terms) of the Credit Agreement is hereby further amended by replacing the definition of “Defaulting Lender” in its entirety with the following:

“Defaulting Lender”: any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith

[1]	The EU Bail-In Legislation Schedule may be found at http://www.lma.eu.com/uploads/files/EU%20BAIL-IN%20LEGISLATION%20SCHEDULE%2022-Dec-2015%2010-46%20.pdf

determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified Mid-Holdings, the Initial Borrower or the Administrative Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by the Administrative Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit (unless such Lender indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) under this Agreement (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s and the Initial Borrower’s receipt of such certification in form and substance reasonably satisfactory to the Administrative Agent), or (d) admits that it is insolvent or has become the subject of a Bankruptcy Event or a Bail-In Action. This definition is subject to the provisions of the last paragraph of Section 2.22.

(d) Section 1.1 (Defined Terms) of the Credit Agreement is hereby further amended by replacing the definition of “Line Cap” in its entirety with the following:

“Line Cap”: at any time, the least of (i) 100% (or, during an Agent Advance Period, 110%) of the Borrowing Base at such time, (ii) the Total Revolving Credit Commitments in effect at such time and (iii) the Maximum ABL Amount (as defined in the ABL Intercreditor Agreement) at such time.

(e) Section 2.4 of the Credit Agreement is hereby amended as follows:

(i) by deleting the word “or” after subclause (I) of the proviso to clause (d) of such Section;

(ii) by replacing the period at the end of subclause (II) of the proviso to clause (d) of such Section with the words “, or”; and

(iii) by adding the following text as a new subclause (III) immediately following subclause (II) of the proviso to clause (d) of such Section:

“(III) when added to the aggregate of the principal amount of all Indebtedness (other than Cash Management Obligations and all amounts owing under any Specified Hedge Agreement) and the face amount of all letters of credit permitted to be incurred under the Credit Agreement, would exceed the Maximum ABL Amount (as defined in the ABL Intercreditor Agreement) at such time.”

(f) Section 3.17 of the Credit Agreement is hereby amended by adding the following words at the end of clause (b) thereof:

“Notwithstanding anything to the contrary herein or in any other Loan Document, from and after the Second Amendment Effective Date, unless otherwise requested by the Required Lenders at any time (in which case, the applicable Loan Party shall have at least 90 days to comply with such request), no owned real properties otherwise required to be subjected to a Mortgage pursuant to this Agreement and the other Loan Documents shall be so required.”

(g) Section 3 of the Credit Agreement is hereby amended by adding the following as a new Section 3.25:

“Section 3.25 EEA Financial Institutions. None of the Loan Parties is an EEA Financial Institution.”

(h) Section 9 of the Credit Agreement is hereby amended by adding the following as a new Section 9.20:

“Section 9.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(i) Schedule 2.1 (Lenders) to the Credit Agreement is hereby replaced in its entirety with Schedule 2.1 (Lenders) attached to this Amendment.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings, Mid-Holdings, and each Borrower hereby jointly and severally represents and warrants to each Agent and each Lender that (i) the representations and warranties set forth in Article 3 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (it being understood and agreed that the reference in Section 3.18 of the Credit Agreement to “the Closing Date, after giving effect to the Transactions to be consummated on the Closing Date” shall be deemed to refer instead to “the Amendment Effective Date, after giving effect to the transactions consummated on the Amendment Effective Date”); provided, that in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”; and (ii) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or after giving effect to the transactions contemplated hereby.

SECTION 4. Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender an upfront fee (the “Upfront Fee”) in an amount equal to 0.375% of the aggregate principal amount of the Commitment Increase; provided that the Borrower shall have no liability for the Upfront Fee if this Amendment does not become effective in accordance with Section 5 below. The Upfront Fee shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date.

SECTION 5. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (1) each Borrower, (2) Holdings, (3) Mid-Holdings, (4) the Required Lenders and (5) each Lender increasing its Multicurrency Tranche Revolving Credit Commitment in the Commitment Increase.

(b) Each of the conditions set forth in Section 4.2(a), (b) and (d) of the Credit Agreement (it being understood that all references to “the Closing Date” or similar language in such Sections shall be deemed to refer to the Amendment Effective Date) shall be satisfied, and the Administrative Agent shall have received a certificate certifying as to the satisfaction of the conditions set forth in Sections 4.2(a), (b) and (d) dated as of the Amendment Effective Date and executed by a Responsible Officer of the Initial Borrower.

(c) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders, an opinion of (i) Gibson, Dunn & Crutcher LLP, New York counsel to the Loan Parties, (ii) Carey Olsen, Jersey counsel to the Loan Parties, including, with respect to any Loan Party incorporated under the laws of Jersey, in each case together with a copy of any certificate required to be given by a director of such Loan Party in connection with such legal opinion to be given by such counsel in respect of the obligations of such Loan Party under the Loan Documents, (iii) Blake, Cassels & Craydon LLP, Canadian counsel to the Loan Parties, (iv) Dinsmore & Shohl LLP, Ohio counsel to Forterra Pressure Pipe, Inc., as Additional Revolving Borrower, (v) Kotz Sanger Wysocki P.C., Michigan counsel to Forterra Brick America, Inc., as Additional Revolving Borrower, and (vi) Belin McCormick, Iowa counsel to Forterra Concrete Products, Inc., as Additional Revolving Borrower, in each case, dated the Amendment Effective Date and addressed to each Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent, and Holdings, Mid-Holdings and each Borrower hereby requests such counsel to deliver such opinions.

(d) The Administrative Agent shall have received, with respect to each Loan Party, (i) a copy of the charter or other similar Organizational Document, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized or incorporated (or, in the case of any Loan Party incorporated under the laws of England or Jersey, by a director of the relevant Loan Party), and, with respect to Loan Parties organized in jurisdictions where such concept exists, a certificate as to the good standing (to the extent applicable) of each Loan Party as of a recent date, from such Secretary of State, similar Governmental Authority or, in the case of a Loan Party incorporated under the laws of Jersey, issued by the Registrar of Companies; (ii) a certificate of the Secretary, Assistant Secretary or other appropriate Responsible Officer of each Loan Party dated the Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating, management or partnership agreement of such Loan Party as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, including, in the case of the Borrowers, the Borrowings hereunder and under the Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization, partnership agreement or other constitutive document of such Loan Party have not been amended since the date the documents furnished pursuant to clause (i) above were certified, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or other appropriate Responsible Officer executing the certificate pursuant to clause (ii) above; provided that if the Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or other appropriate Responsible Officer of any Loan Party certifying that any certificate or articles of incorporation or organization or certification of formation, or by-laws or operating (or limited liability company) agreement required to be delivered by this paragraph (d) has not been amended, restated or otherwise modified since the version thereof most recently certified to the Administrative Agent, then no copy of such document shall be required to be delivered pursuant to this paragraph (d).

(e) All reasonable expenses (to the extent invoiced at least one Business Day prior to the Amendment Effective Date) and fees due to the Lenders, Arrangers and the Agents (including the fees specified in Section 4 hereof) that are required to be paid on the Amendment Effective Date shall have been paid;

(f) The Administrative Agent shall have received a certificate in the form of Exhibit A hereto from a Responsible Officer of Mid-Holdings certifying that after giving effect to the transactions contemplated hereby, Mid-Holdings and its Subsidiaries, on a consolidated basis, are solvent; and

(g) The Administrative Agent shall have received, no later than two Business Days prior to the Amendment Effective Date, all documentation and other information about the Loan Parties as has been reasonably requested in writing at least three Business Days prior to the Amendment Effective Date by the Administrative Agent with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and Canadian Anti-Money Laundering Laws.

SECTION 6. Conditions Precedent to Extension of Credit after the Amendment Effective Date. In addition to the conditions specified in Section 4.2(a), (b) and (d) of the Credit Agreement, the agreement of each of the undersigned Lenders to make any extension of credit requested to be made by it hereunder in respect of the Commitment Increase to fund the US Pipe Acquisition (as defined below) is subject to satisfaction of the following conditions precedent:

(a) Borrowing Notice. The Administrative Agent shall have received from the Borrowers a Borrowing Request pursuant to Section 2.6 of the Credit Agreement.

(b) Addition of New Loan Parties.

(i) The Borrowers shall have complied with the requirements of Sections 5.9 and 10.1 of the Credit Agreement, as applicable, with respect to each of USP Holdings Inc., a Delaware corporation, United States Pipe and Foundry Company, LLC, an Alabama limited liability company, US Pipe Fabrication, LLC, a Delaware limited liability company, Mill Handling LLC, a Delaware limited liability company, DIP Acquisition LLC, a Delaware limited liability company, Fab Pipe LLC, a Delaware limited liability company , and Custom Fab, Inc., a Florida corporation (collectively, the “New Loan Parties”, and each a “New Loan Party”), including but not limited to, the execution and delivery to the Administrative Agent or the Collateral Agent, as applicable, of (A) Notices of Additional Revolving Borrower, (B) any joinders, assumption agreements, amendments or supplements to the Guarantee and Collateral Agreement, the ABL Intercreditor Agreement, the Perfection Certificate, any other Loan Document and the Subordinated Intercompany Note, including any schedules or exhibits thereto, (C) any certificates representing the shares of the Capital Stock (other than Excluded Assets) pledged by the Loan Parties pursuant to any

Security Document, along with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, (D) any note, instrument or debt security (other than Excluded Assets) required to be delivered by the Loan Parties pursuant to any Security Document endorsed in blank or accompanied by an executed transfer form in blank by the pledgor thereof, and (E) such other documents reasonably requested by the Administrative Agent or the Collateral Agent in connection therewith, and the taking of any other actions necessary to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (subject to Permitted Liens) in the Collateral described in the applicable Security Documents with respect to each New Loan Party (other than Excluded Assets) to the extent required under the Security Documents, including the recording of instruments in the applicable IP Office, if required, and the filing of UCC financing statements or PPSA financing statements in such jurisdictions as may be required by the Security Documents.

(ii) The Administrative Agent shall have received (A) a copy of the charter or other similar Organizational Document, including all amendments thereto, of each New Loan Party, certified, if applicable, as of a recent date by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such New Loan Party is organized or incorporated, and, with respect to New Loan Parties organized in jurisdictions where such concept exists, a certificate as to the good standing (to the extent applicable) of each New Loan Party as of a recent date, from such Secretary of State, similar Governmental Authority; (B) a certificate of the Secretary, Assistant Secretary or other appropriate Responsible Officer of each New Loan Party dated as of the date on which the requested extension is to be made and certifying (I) that attached thereto is a true and complete copy of the by-laws or operating, management or partnership agreement of such New Loan Party as in effect on the date on which the requested extension is to be made and at all times since a date prior to the date of the resolutions described in clause (II) below, (II) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such New Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such New Loan Party is a party and the transactions contemplated thereby, including, in the case of any New Loan Parties to be added as Additional Revolving Borrowers, the Borrowings under the Credit Agreement (as amended hereby), and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (III) that the certificate or articles of incorporation or organization, partnership agreement or other constitutive document of such New Loan Party have not been amended since the date the documents furnished pursuant to clause (A) above were certified, and (IV) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such New Loan Party; and (C) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (B) above.

(iii) The Administrative Agent shall have received, no later than two Business Days prior to the date on which the requested extension of credit is to be made, all documentation and other information about the New Loan Parties as has been reasonably requested in writing at least three Business Days prior to the Amendment Effective Date with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and Canadian Anti-Money Laundering Laws.

(iv) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders, opinions of (A) Gibson Dunn & Crutcher LLP, New York counsel to the New Loan Parties, (B) Maynard Cooper & Gale, P.C., Alabama local counsel to United States Pipe and Foundry Company, LLC, and (C) Rogers Towers, Florida counsel to Custom Fab, Inc., in each case, dated the date of such credit extension and addressed to each Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent.

(v) The Administrative Agent shall have received the results of a search of the UCC and tax lien filings (and/or the filings under a corresponding code or statute of any other applicable jurisdiction) made with respect to the New Loan Parties as contemplated by the Loan Documents.

(c) Acquisition Consummation. The acquisition of the New Loan Parties (the “US Pipe Acquisition”) shall have been consummated substantially in accordance with the Stock Purchase Agreement, dated as of February 12, 2016, as amended, by and among Forterra Pipe & Precast, LLC, USP Holdings Inc., the stockholders and optionholders party thereto and Alabama Seller Rep Inc., as seller representative.

SECTION 7. Consent to Release of Mortgages; Further Assurances. Effective upon the Amendment Effective Date, Mid-Holdings, the Borrowers, the Administrative Agent, the Collateral Agent and each of the undersigned Lenders, who collectively constitute the Required Lenders, hereby consent to the release and termination of all of the Mortgages on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties, and hereby authorize the Collateral Agent to execute and deliver any documents necessary or appropriate to effect the foregoing release and termination. Each of the Loan Parties hereby agrees that it shall promptly execute and deliver to the Collateral Agent any and all documents and take any and all actions as requested by the Collateral Agent to effect the foregoing release and termination.

SECTION 8. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. The parties hereto agree that this Amendment is designated as a Loan Document.

SECTION 9. Reaffirmation. Each of Holdings, Mid-Holdings, each Borrower and each Guarantor identified on the signature pages hereto (collectively, Holdings, Mid-Holdings, the Borrowers and such Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the Commitment Increase), pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent or the Collateral Agent to effect the purposes of this Amendment, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

SECTION 10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier (or other electronic transmission) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.9 and 9.10 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LSF9 CONCRETE LTD, as Holdings

By:	/s/ Jonathan Jay Rosen
	Name:	Jonathan Jay Rosen
	Title:	Director

LSF9 CONCRETE HOLDINGS LTD, as Mid-Holdings

By:	/s/ Jonathan Jay Rosen
	Name:	Jonathan Jay Rosen
	Title:	Director

STARDUST FINANCE HOLDINGS, INC., as Initial Borrower

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

FORTERRA BRICK AMERICA, INC.

(f/k/a HBP BRICK AMERICA, INC.)

FORTERRA BRICK, LLC

(f/k/a HBP BRICK EAST, LLC)

FORTERRA PIPE & PRECAST, LLC

(f/k/a HBP PIPE & PRECAST LLC)

FORTERRA PRESSURE PIPE, INC.

(f/k/a HBP PRESSURE PIPE, INC.)

FORTERRA CONCRETE PRODUCTS, INC.

(f/k/a CRETEX CONCRETE PRODUCTS, INC.)

as Additional Revolving Borrowers

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

[Signature Page to the Second Amendment to the ABL Credit Agreement]

GUARANTORS

STARDUST HOLDINGS (USA), LLC

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

LSF9 CONCRETE UK LTD

By:	/s/ Jonathan Jay Rosen
	Name:	Jonathan Jay Rosen
	Title:	Director

LSF9 CONCRETE MID-HOLDINGS LTD

By:	/s/ Jonathan Jay Rosen
	Name:	Jonathan Jay Rosen
	Title:	Director

FORTERRA BUILDING PRODUCTS LIMITED (f/k/a HBP BUILDING PRODUCTS LIMITED)

By:	/s/ Benjamin Guyatt
	Name:	Benjamin Guyatt
	Title:	Director

FORTERRA BRICK, LTD. (f/k/a HBP BRICK LTD.)

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

[Signature Page to the Second Amendment to the ABL Credit Agreement]

FORTERRA PIPE & PRECAST, LTD. (f/k/a HBP PIPE & PRECAST, LTD.)

By:	/s/ Jeffrey K. Bradley
Name: Jeffrey K. Bradley
Title: President

FORTERRA PRESSURE PIPE, INC. (f/k/a HBP PRESSURE PIPE INC.)

By:	/s/ Jeffrey K. Bradley
Name: Jeffrey K. Bradley
Title: President

[Signature Page to the Second Amendment to the ABL Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, as Collateral Agent, as Issuing Bank and as a Lender

By:	/s/ Laura K. Parrish
Name: Laura K. Parrish
Title: Vice President

[Signature Page to the Second Amendment to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Issuing Bank and as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to the Second Amendment to the ABL Credit Agreement]

ROYAL BANK OF CANADA, as Issuing Bank and as a Lender

By:	/s/ Raja Khanna
Name: Raja Khanna
Title: Authorized Signatory

[Signature Page to the Second Amendment to the ABL Credit Agreement]

BARCLAYS BANK PLC, as Issuing Bank and as a Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[Signature Page to the Second Amendment to the ABL Credit Agreement]

CITIBANK, N.A., as Issuing Bank and as a Lender

By:	/s/ Thomas M. Halsch
Name: Thomas M. Halsch
Title: Vice President

[Signature Page to the Second Amendment to the ABL Credit Agreement]

GOLDMAN SACHS BANK USA, as Issuing Bank and as a Lender

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

[Signature Page to the Second Amendment to the ABL Credit Agreement]

WELLS FARGO BANK, N.A., as Issuing Bank and as a Lender

By:	/s/ Matt Harbour
Name: Matt Harbour
Title: Authorized Signatory

[Signature Page to the Second Amendment to the ABL Credit Agreement]

Schedule 2.1

Lenders

Lender	Multicurrency Tranche Revolving Credit Commitment	US Tranche Revolving Credit Commitment
Credit Suisse AG, Cayman Islands Branch	57,000,000.00	$0.0
Barclays Bank PLC	25,000,000.00	$0.0
Bank of America, N.A.	64,000,000.00	$0.0
Citibank, N.A.	15,000,000.00	$0.0
Goldman Sachs Bank USA	45,000,000.00	$0.0
Wells Fargo Bank, N.A.	64,000,000.00	$0.0
Royal Bank of Canada	15,000,000.00	$0.0

Total	$285,000,000.00	$0.0

EXHIBIT A

FORM OF SOLVENCY CERTIFICATE

April     , 2016

This Solvency Certificate is being executed and delivered pursuant to Section 5(f) of the Second Amendment and Consent, dated as of April [    ], 2016 (the “Amendment”), to that certain ABL Credit Agreement by and among LSF9 Concrete Ltd, a company incorporated under the laws of the Bailiwick of Jersey (“Jersey”) with registered number 117753, LSF9 Concrete Holdings Ltd, a company incorporated under the laws of Jersey with registered number 117752 (“Mid-Holdings”), Stardust Finance Holdings, Inc., a Delaware corporation, as initial borrower, the additional revolving borrowers from time to time party thereto, the lenders from time to time party thereto, Bank of America, N.A. (as successor to Credit Suisse AG, Cayman Islands Branch), as administrative agent, and Bank of America, N.A., as collateral agent, which provides for an asset-based loan facility in the aggregate principal amount of up to $285,000,000 (as amended by the Amendment and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”; the terms defined therein being used herein as therein defined).

I, [            ], a Responsible Officer of Mid-Holdings, in such capacity and not in an individual capacity, hereby certify on behalf of Mid-Holdings as follows:

1. The sum of the debt and liabilities (subordinated, contingent or otherwise) of Mid-Holdings and its Subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of Mid-Holdings and its Subsidiaries, on a consolidated basis.

2. The capital of Mid-Holdings and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as conducted or contemplated to be conducted on the date hereof.

3. The present fair saleable value of the assets of Mid-Holdings and its Subsidiaries, on a consolidated basis, is greater than the total amount that will be required to pay the probable liabilities (including contingent liabilities), on a consolidated basis, of Mid-Holdings and its Subsidiaries as they become absolute and matured.

4. Mid-Holdings and its Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities, including current obligations, beyond their ability to pay such debts or other liabilities as they become due (whether at maturity or otherwise).

5. For purposes of this Solvency Certificate, the amount of any contingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

6. In reaching the conclusions set forth in this Solvency Certificate, the undersigned has (i) reviewed the Credit Agreement and other Loan Documents referred to therein and such other documents deemed relevant and (ii) made such other investigations and inquiries as the undersigned has deemed appropriate. The undersigned is familiar with the financial performance and prospects of Mid-Holdings and its Subsidiaries.

7. The undersigned confirms and acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Solvency Certificate in connection with the Commitments and Loans under the Credit Agreement.

[Signature page follows]

EXHIBIT A

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

LSF9 CONCRETE HOLDINGS LTD

By:
Name:
Title: [Responsible Officer]